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CUSIP No. 300867


                                   EXHIBIT 28

                             JOINT FILING AGREEMENT

            The undersigned reporting persons hereby agree that the statements filed pursuant to this Schedule 13D, to which this Agreement is filed as an exhibit, are filed on behalf of each of them.

                               INVESTORS:

Date:  September 10, 2001      INSIGHT VENTURE PARTNERS IV, L.P.

                               By: Insight Venture Associates IV, L.L.C., its
                                   general partner


                               By: /s/ Deven Parekh
                                   ---------------------------------------------
                                  Name:  Deven Parekh
                                  Title:  Managing Director


Date:  September 10, 2001      INSIGHT VENTURE PARTNERS (CAYMAN) IV, L.P.

                               By: Insight Venture Associates IV, L.L.C., its general partner


                               By: /s/ Deven Parekh
                                   ---------------------------------------------
                                  Name:  Deven Parekh
                                  Title:  Managing Director

Date:  September 10, 2001      INSIGHT VENTURE PARTNERS IV (FUND B), L.P.

                               By: Insight Venture Associates IV, L.L.C., its general partner


                               By: /s/ Deven Parekh
                                   ---------------------------------------------
                                  Name:  Deven Parekh
                                  Title:  Managing Director

CUSIP No. 300867


Date:  September 10, 2001      INSIGHT VENTURE PARTNERS IV (CO-INVESTORS), L.P.


                               By: Insight Venture Associates IV, L.L.C., its general partner


                               By: /s/ Deven Parekh
                                   ---------------------------------------------
                                  Name:  Deven Parekh
                                  Title:  Managing Director